UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 14, 2019
Ciner Resources LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia	30328
(Address of principal executive office)	(Zip Code)

(770) 375-2300
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	CINR	New York Stock Exchange

Item 2.02 Results of Operations and Financial Condition.

In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced herein are being furnished pursuant to Item 2.02 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On May 14, 2019, management of Ciner Resources LP (the “Partnership”) held a conference call relating to financial results for the first quarter ended March 31, 2019 as well as Partnership developments. A replay of the conference call will be made available on the Partnership’s website at www.ciner.us.com in the “Investor Relations” section for seven days following the call. The text of the transcript of the conference call is furnished as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

During the conference call and the transcript of such call attached as Exhibit 99.1 hereto, management of the Partnership may have referenced the following non-Generally Accepted Accounting Principles ("GAAP") financial measures:

•	Adjusted EBITDA;

•	distributable cash flow; and

•	distribution coverage ratio.

The Partnership defines Adjusted EBITDA as net income (loss) plus net interest expense, income tax, depreciation, depletion and amortization, equity-based compensation expense and certain other expenses that are non-cash charges or that the Partnership considers not to be indicative of ongoing operations. Distributable cash flow is defined as Adjusted EBITDA less net cash paid for interest, maintenance capital expenditures and income taxes, each as attributable to the Partnership. The Partnership may fund expansion-related capital expenditures with borrowings under existing credit facilities such that expansion-related capital expenditures will have no impact on cash on hand or the calculation of cash available for distribution. In certain instances, the timing of the Partnership’s borrowings and/or its cash management practices will result in a mismatch between the period of the borrowing and the period of the capital expenditure. In those instances, the Partnership adjusts designated reserves (as provided in the partnership agreement) to take account of the timing difference. Accordingly, expansion-related capital expenditures have been excluded from the presentation of cash available for distribution. Distributable cash flow will not reflect changes in working capital balances. The Partnership defines distribution coverage ratio as the ratio of distributable cash flow as of the end of the period to cash distributions payable with respect to such period.

Adjusted EBITDA, distributable cash flow and distribution coverage ratio are non-GAAP supplemental financial measures that management and external users of the Partnership’s consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:

•
the Partnership’s operating performance as compared to other publicly traded partnerships in the Partnership’s industry, without regard to historical cost basis or, in the case of Adjusted EBITDA, financing methods;

•	the ability of the Partnership’s assets to generate sufficient cash flow to make distributions to the Partnership’s unitholders;

•	the Partnership’s ability to incur and service debt and fund capital expenditures; and

•	the viability of capital expenditure projects and the returns on investment of various investment opportunities.

The Partnership believes that the presentation of Adjusted EBITDA, distributable cash flow and distribution coverage ratio provide useful information to investors in assessing the Partnership’s financial condition and results of operations. The GAAP measures most directly comparable to Adjusted EBITDA and distributable cash flow are net income and net cash provided by operating activities. The Partnership’s non-GAAP financial measures of Adjusted EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to GAAP net income, operating income, net cash provided by operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. Adjusted EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some, but not all items that affect net income and net cash provided by operating activities. Investors should not consider Adjusted EBITDA, distributable cash flow and distribution coverage ratio in isolation or as a substitute for analysis of the Partnership’s results as reported under GAAP. Because Adjusted EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies, including those in the Partnership’s industry, the Partnership’s definition of Adjusted EBITDA, distributable cash flow and distribution coverage ratio may not be comparable to similarly titled measures of other companies, thereby diminishing its utility.

Refer to the tables included under “Non-GAAP Financial Measures” in the press release attached as Exhibit 99.2 hereto and incorporated herein by reference for the reconciliations of these non-GAAP financial measures to their respective nearest comparable GAAP measures.

Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit Number	Description
99.1	Earnings Call Transcript dated May 14, 2019
99.2	Press Release dated May 10, 2019 (incorporated by reference to Exhibit 99.1 to the Partnership’s Current Report on Form 8-K, filed with the SEC on May 10, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: May 14, 2019

CINER RESOURCES LP

By:	Ciner Resource Partners LLC, its General Partner

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Vice President, General Counsel and Secretary